Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 1998

                                  Biogen, Inc.
             (Exact name of Registrant as specified in its charter)


Massachusetts                 0-12042                  04-3002117
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


                               14 Cambridge Center
                               Cambridge, MA 02142
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 679-2000

Item 5.   Other Events.

         On May 6, 1998, the Registrant publicly disseminated a press release announcing a decision by the U.S. Federal District Court for the District of Massachusetts in connection with a class-action suit relating to the Registrant's 1994 public comments about HIRULOG(R) (bivalirudin) direct thrombin inhibitor. The jury rejected all claims made by the plaintiffs against the Registrant.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

        99.1         The Registrant's Press Release dated May 6, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Biogen, Inc.



                                             By: /s/ Michael J. Astrue
                                                 Michael J. Astrue
                                                 Vice President -General Counsel




Date: May 7, 1998

                                  EXHIBIT INDEX

Exhibit
Number                     Description

99.1                       The Registrant's Press Release
                                    dated May 6, 1998

Exhibit 99.1

Media Contact:
Kathryn R. Bloom
Director of Communications
Biogen, Inc.
tel: (617) 679-2851

Investment Community Contacts:
John Conley                                       Elizabeth Woo
Treasurer and Director, Investor Relations        Manager, Investor Relations
Biogen, Inc.                                      Biogen, Inc.
tel: (617) 679-2812                               tel: (617) 679-2822

                                          FOR IMMEDIATE RELEASE


                         BIOGEN WINS CLASS-ACTION SUIT;
               UNANIMOUS DECISION CONFIRMS CASE WAS WITHOUT MERIT


Cambridge, MA (May 6, 1998) -- Biogen, Inc. (NASDAQ/BGEN) today said it was pleased by a jury's verdict in the U.S. District Court for the District of Massachusetts rejecting all claims made by a class of plaintiffs against the company relating to Biogen's 1994 public comments on HIRULOG(R) (bivalirudin) direct thrombin inhibitor.

Jim Vincent, Biogen's Chairman, said, "This abusive lawsuit is typical of the kind of suit targeted by recent Congressional reform legislation, and underscores the need for further reform in this area of our legal system such as the legislation that is currently pending before Congress.

"As expected, the jury recognized that Biogen's statements were truthful, complete and timely. In our 20-year history, we had never before had a shareholder suit and we are pleased to retain our unblemished record of accuracy and honesty. We will now put this matter behind us and continue our mission of developing life-saving and life-improving drugs."

Biogen, Inc., headquartered in Cambridge, MA, is a biopharmaceutical company principally engaged in discovering and developing drugs for human healthcare through genetic engineering. The Company's revenues are generated from U.S. and European sales of AVONEX(R) (Interferon beta-1a) for treatment of relapsing forms of multiple sclerosis, and from the worldwide sales by licensees of a number of products, including alpha interferon and hepatitis B vaccines and diagnostic products. Biogen's research and development activities are focused on novel products for multiple sclerosis, inflammatory, respiratory, kidney and cardiovascular diseases and in developmental biology and gene therapy. For copies of press releases and additional information about the Company, please consult Biogen's Homepage on the World Wide Web at http://www.biogen.com.

                                                       # # #